Exhibit 10.5

August 15, 2024

Side Letter Agreement

Akari Therapeutics, Plc

22 Boston Wharf Road FL 7

Boston, MA 02210

Attention: Samir R. Patel, M.D.

Pegasus Merger Sub, Inc.

22 Boston Wharf Road FL 7

Boston, MA 02210

Attention: Samir R. Patel, M.D.

Peak Bio, Inc.

4900 Hopyard Road, Suite100

Pleasanton, CA 94588

Attention: Hoyoung Huh

Re : Extension of Merger Agreement Termination Date

Ladies and Gentlemen:

Reference is made to that certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of March 4, 2024, by and among Akari Therapeutics, Plc, a public company limited by shares incorporated in England and Wales (“Parent”), Pegasus Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and Peak Bio, Inc., a Delaware corporation (the “Company”).

Pursuant to Section 8.5 of the Merger Agreement, Parent, Merger Sub and the Company hereby agree to amend and restate Section 8.1(d)(i) in the Merger Agreement in its entirety as set forth below:

“if (A) a Restraint prohibiting the Merger shall be in effect and have become final and non-appealable or (B) the Effective Time has not occurred by 5:00 p.m. Eastern time on December 2, 2024 (the “Termination Date”), unless extended by mutual written agreement of Parent and the Company; provided, however, that the right to terminate this Agreement under this Section 8.1(d)shall not be available to any party if the failure by such party to perform any of its obligations under this Agreement has been the principal cause of the failure of any condition set forth in this Section 8.1(d) to be satisfied;”

Except as otherwise expressly set forth herein, all other terms of the Merger Agreement remain unchanged and in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF the parties have executed this agreement as of the date first written above.

PARENT:

AKARI THERAPEUTICS, PLC

By:	/s/ Samir R. Patel, M.D.
Name: Samir R. Patel, M.D.
Title: Interim President and Chief Executive Officer

MERGER SUB:

PEGASUS MERGER SUB, INC.

By:	/s/ Samir R. Patel, M.D.
Name: Samir R. Patel, M.D.
Title: Interim President and Chief Executive Officer

[Signature Page to Side Letter Agreement]

IN WITNESS WHEREOF the parties have executed this agreement as of the date first written above.

COMPANY:

PEAK BIO, INC.

By:	/s/ Hoyoung Huh
Name: Hoyoung Huh
Title: Authorized Signatory

[Signature Page to Side Letter Agreement]